UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 4, 2015

VIRTU FINANCIAL, INC.
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-37352 (Commission File No.)	32-0420206 (IRS Employer Identification No.)
900 Third Avenue New York, NY 10022-1010 (Address of principal executive offices)
(212) 418-0100
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information contained in Item 5.02 below is hereby incorporated in this Item 1.01 by reference.
ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTFAIN OFFICERS.

Election of Director

On May 4, 2015, Virtu Financial, Inc. (the “Company”) appointed John D. Nixon to serve as an additional independent member of the Board. Mr.  Nixon will serve as a Class III director and has not been appointed to any committees of the Board. Mr. Nixon was recommended as a nominee to the Board by the Company’s Nominating and Corporate Governance Committee.

Mr. Nixon has more than 30 years’ international experience in the interdealer broking industry with ICAP and, previously, with Tullett Prebon. He served as a non-executive director of ICAP from 1998 to 2002 and was appointed an executive director in May 2008. Mr. Nixon was a member of ICAP’s Global Executive Management Group since 2003 with responsibility, over that period, for business divisions and strategic acquisitions. He represented the ICAP Americas businesses to the ICAP board, was chairman of the i-Swap business and had been responsible for the implementation of the ICAP  Swap Execution Facility. Mr. Nixon holds a degree in Commerce from Queen’s University, Ontario. On March 31, 2015, Mr. Nixon retired from the ICAP board.

Mr. Nixon will be compensated for his service as an independent director in a manner similar to that described in the Company’s Registration Statement on Form S-1 (File No. 333-194473) (the “Registration Statement”) under “Executive Compensation — Compensation of our Directors.”

In connection with Mr. Nixon’s election to the Board, the Company has entered into an indemnification agreement with Mr. Nixon in substantially the same form as the indemnification agreement entered into with other directors of the Company that was previously filed with the SEC as Exhibit 10.2 to the Registration Statement. The indemnification agreement provides, in general, that the Company will indemnify Mr. Nixon to the fullest extent permitted by law in connection with his service to the Company or on the Company’s behalf.
ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)               Exhibits
Exhibit No.	Description

99.1	Press release of Virtu Financial, Inc., dated May 4, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
VIRTU FINANCIAL, INC.

By:	/s/ Justin Waldie
Name: Justin Waldie
Title: Senior Vice President, Secretary and General Counsel

Dated:  May 5, 2015

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press release of Virtu Financial, Inc., dated May 4, 2015.